UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 7, 2006
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	000-49887	980363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
tem 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release issued on February 7, 2006

Item 8.01 Other Events.
     Attached hereto as Exhibit 99.1 is a copy of the press release dated February 7, 2006 issued by Nabors Industries Ltd.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Nabors Industries Ltd. on February 7, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: February 8, 2006	By:	/s/ Daniel McLachlin

Daniel McLachlin Vice President-Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Nabors Industries Ltd. on February 7, 2006.